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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 17, 2004

                                  ORETECH, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

         Nevada                                                88-0417771
         ------                                                ----------
(State or other jurisdiction                                  (IRS Employer
     of incorporation)                                    Identification Number)

                                    0-26755
                                    -------
                                (Commission File
                                     Number)

                306 State Docks Road, Phenix City, Alabama 36869
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               (Address of Principal Executive Offices) (Zip Code)

                                 (334) 297-0663
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)



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           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     This Form 8-K contains forward-looking statements, including (without limitation) statements regarding possible or assumed future events and the results of operations of Oretech, Inc. ("Oretech") that are based on current expectations, estimates, forecasts and projections about the industries in which Oretech operates and beliefs and assumptions of the management of Oretech. Words such as and those preceded by, followed by or that include the words "believes," "could," "expects," "targets," "goals," "projects," "intends," "plans," "seeks," "anticipates," or similar expressions or variations of such words are intended to identify such forward-looking statements. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that may cause or contribute to such differences include, but are not limited to, those discussed under the section entitled "Risk Factors" and elsewhere and in other reports Oretech files with the Securities and Exchange Commission, specifically the most recent reports on Form 10-KSB and Form 10-QSB, each as it may be amended from time to time. Oretech undertakes no obligation to revise or update publicly any forward-looking statements for any reason. For those forward-looking statements, Oretech claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, OR APPOINTMENT OF PRINCIPAL OFFICERS

On December 23, 2004, a press release was issued announcing that H. Stephen Shehane was elected to the offices of Chairman of the Board, President and Chief Executive Officer of Oretech, Inc. ("Oretech"). Mr. Shehane previously served as Deputy Chairman of the Board of Directors, having been elected to that office on April 1, 2003. Mr. Shehane is Oretech's largest stockholder and is the inventor of Oretech's technology. Mr. Shehane succeeds Francis C. Hargarten, who resigned from Board of Directors and from his offices of Chairman of the Board, President and Chief Executive Officer on December 17, 2004. In addition, Jay W. Hobson resigned from the office of Chief Financial Officer on December 17, 2004. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following press release is included as an exhibit to this report:

         Exhibit No.         Description
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         99.1                Oretech, Inc. Press Release dated December 23, 2004



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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  December 23, 2004

                                       ORETECH, INC.

                                       By: s/s H. Stephen Shehane
                                           -------------------------------------
                                           H. Stephen Shehane
                                           President and Chief Executive Officer